================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 1998

                            GIGA-TRONICS INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


        California                    0-12719                   94-2656341
(State or Other Jurisdiction      (Commission File           (I.R.S. Employer
     of Incorporation)                Number)             Identification Number)

                             4650 NORRIS CANYON ROAD
                           SAN RAMON, CALIFORNIA 94583

               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (510) 328-4650

================================================================================

ITEM 5. OTHER EVENTS

         This Report is filed pursuant to Item 5 of Form 8-K to report that Giga-tronics Incorporated has adopted a shareholders rights plan and in connection with such rights plan, entered into a Rights Agreement with ChaseMellon Shareholder Services, L.L.C., as Rights Agent.

         On October 14, 1998, the Board of Directors of Giga-tronics Incorporated, a Delaware corporation (the "Company"), authorized and declared a dividend of one preferred stock purchase right (a "Right") for each share of common stock, par value $1.00 per share, of the Company (the "Common Shares"). The dividend is payable on November 10, 1998 (the "Record Date") to the holders of record of outstanding Common Shares as of the close of business on such date.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(C)      EXHIBITS

           Exhibit No.              Description
           -----------              -----------
               4.1                  Rights Agreement, dated as of November 6,
                                    1998, by and between Giga-tronics
                                    Incorporated and ChaseMellon Shareholder
                                    Services, L.L.C., as Rights Agent.

               20.1 Form of Letter to Shareholders announcing the adoption of a shareholder rights plan and transmitting a summary of the rights.

               20.2 Summary of the rights issued pursuant to the Rights Agreement.

               99.1                 Giga-tronics Press Release dated October 15,
                                    1998 regarding the adoption of a shareholder rights plan.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 6, 1998.

                                       GIGA-TRONICS INCORPORATED

                                       By: /s/George H. Bruns, Jr.
                                           -------------------------------------
                                           George H. Bruns, Jr.
                                           Chairman and Chief Executive Officer

                                  EXHIBIT INDEX

                                                                                SEQUENTIALLY
                                                                                  NUMBERED
EXHIBIT NO.        DOCUMENT                                                         PAGE
-----------        --------                                                     ------------
Exhibit 4.1        Rights Agreement, dated as of November 6, 1998, by and
                   between Giga-tronics Incorporated and ChaseMellon Shareholder
                   Services, L.L.C., as Rights Agent.


Exhibit 20.1 Form of Letter to Shareholders announcing the adoption of a shareholder rights plan and transmitting a summary of the rights.


Exhibit 20.2       Summary of the rights issued pursuant to the Rights
                   Agreement.


Exhibit 99.1 Giga-tronics Press Release dated October 15, 1998 regarding the adoption of a shareholder rights plan.